UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

MARCUS & MILLICHAP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36155	35-2478370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23975 Park Sorrento, Suite 400

Calabasas, California 91302

(Address of Principal Executive Offices including Zip Code)

(818) 212-2250

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of theSecurities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

On May 9, 2017, Marcus & Millichap, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1, neither shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 4, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) and its stockholders cast their votes as follows:

Proposal 1: Election of Directors

The following individuals were elected to serve as directors for a three-year term ending with the 2020 Annual Meeting of Stockholders by the votes shown below:

	For	Withheld	Broker Non-Votes
Hessam Nadji	35,220,697	87,808	1,362,440
Norma J. Lawrence	35,180,474	128,031	1,362,440

In addition, the incumbent members of our board, George M. Marcus, Nicholas F. McClanahan, William A. Millichap, George T. Shaheen, and Don C. Watters, will continue to serve as our directors following the Annual Meeting.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2017

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017 was ratified by the votes shown below:

For	Against	Abstain	Broker Non-Votes(1)
36,587,978	50,856	32,111	0

(1)	Pursuant to the rules of the New York Stock Exchange, Proposal 2 constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Proposal 3: Approval of the Amended and Restated 2013 Omnibus Equity Incentive Plan

The Company’s Amended and Restated 2013 Omnibus Equity Incentive Plan was approved by the votes shown below:

For	Against	Abstain	Broker Non-Votes
32,465,967	2,700,372	142,166	1,362,440

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company entitled “Marcus & Millichap, Inc. Reports Results For First Quarter 2017” dated May 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCUS & MILLICHAP, INC.

Date: May 9, 2017	By:	/s/ Martin E. Louie
Martin E. Louie
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company entitled “Marcus & Millichap, Inc. Reports Results For First Quarter 2017” dated May 9, 2017.

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